EX-99. CERT
CERTIFICATION PURSUANT TO RULE 30a-2(a) UNDER THE 1940 ACT AND SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Jessica Tan, President (principal executive officer) of iShares Trust, certify that:
1.

I have reviewed this report on Form N-CSR of iShares Trust for the following fourty-eight series: iShares 0-1 Year TIPS Bond ETF, iShares 0-5 Year TIPS Bond ETF, iShares Core Universal USD Bond ETF, iShares iBonds 2028 Term High Yield and Income ETF, iShares iBonds 2029 Term High Yield and Income ETF, iShares iBonds 2030 Term High Yield and Income ETF, iShares iBonds 2032 Term High Yield and Income ETF, iShares iBonds 2033 Term High Yield and Income ETF, iShares iBonds Dec 2032 Term Corporate ETF, iShares iBonds Dec 2033 Term Corporate ETF, iShares iBonds Dec 2035 Term Corporate ETF, iShares iBonds Dec 2036 Term Corporate ETF, iShares iBonds Dec 2026 Term Muni Bond ETF, iShares iBonds Dec 2027 Term Muni Bond ETF, iShares iBonds Dec 2028 Term Muni Bond ETF, iShares iBonds Dec 2029 Term Muni Bond ETF, iShares iBonds Dec 2031 Term Muni Bond ETF, iShares iBonds Dec 2032 Term Muni Bond ETF, iShares iBonds Dec 2033 Term Muni Bond ETF, iShares iBonds Dec 2034 Term Muni Bond ETF, iShares iBonds Dec 2035 Term Muni Bond ETF, iShares iBonds Dec 2026 Term Treasury ETF, iShares iBonds Dec 2027 Term Treasury ETF, iShares iBonds Dec 2028 Term Treasury ETF, iShares iBonds Dec 2029 Term Treasury ETF, iShares iBonds Dec 2030 Term Treasury ETF, iShares iBonds Dec 2031 Term Treasury ETF, iShares iBonds Dec 2032 Term Treasury ETF, iShares iBonds Dec 2033 Term Treasury ETF, iShares iBonds Dec 2035 Term Treasury ETF, iShares iBonds Dec 2036 Term Treasury ETF, iShares iBonds Dec 2045 Term Treasury ETF, iShares iBonds Dec 2046 Term Treasury ETF, iShares iBonds Dec 2055 Term Treasury ETF, iShares iBonds Dec 2056 Term Treasury ETF, iShares iBonds Oct 2026 Term TIPS ETF, iShares iBonds Oct 2027 Term TIPS ETF, iShares iBonds Oct 2028 Term TIPS ETF, iShares iBonds Oct 2029 Term TIPS ETF, iShares iBonds Oct 2030 Term TIPS ETF, iShares iBonds Oct 2031 Term TIPS ETF, iShares iBonds Oct 2032 Term TIPS ETF, iShares iBonds Oct 2033 Term TIPS ETF, iShares iBonds Oct 2035 Term TIPS ETF, iShares iBonds Oct 2036 Term TIPS ETF, iShares TIPS Bond ETF, iShares U.S. Treasury Bond ETF and iShares Yield Optimized Bond ETF;
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;
4.

The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:
a)

designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
b)

designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;
c)

evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and
d)

disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and
5.

The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of trustees (or persons performing the equivalent functions):
a)

all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and
b)

any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.
Date: June 22, 2026
/s/ Jessica Tan
Jessica Tan
President (principal executive officer) of
iShares Trust

EX-99. CERT
CERTIFICATION PURSUANT TO RULE 30a-2(a) UNDER THE 1940 ACT AND SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Trent Walker, Treasurer and Chief Financial Officer (principal financial officer) of iShares Trust, certify that:
1.

I have reviewed this report on Form N-CSR of iShares Trust for the following fourty-eight series: iShares 0-1 Year TIPS Bond ETF, iShares 0-5 Year TIPS Bond ETF, iShares Core Universal USD Bond ETF, iShares iBonds 2028 Term High Yield and Income ETF, iShares iBonds 2029 Term High Yield and Income ETF, iShares iBonds 2030 Term High Yield and Income ETF, iShares iBonds 2032 Term High Yield and Income ETF, iShares iBonds 2033 Term High Yield and Income ETF, iShares iBonds Dec 2032 Term Corporate ETF, iShares iBonds Dec 2033 Term Corporate ETF, iShares iBonds Dec 2035 Term Corporate ETF, iShares iBonds Dec 2036 Term Corporate ETF, iShares iBonds Dec 2026 Term Muni Bond ETF, iShares iBonds Dec 2027 Term Muni Bond ETF, iShares iBonds Dec 2028 Term Muni Bond ETF, iShares iBonds Dec 2029 Term Muni Bond ETF, iShares iBonds Dec 2031 Term Muni Bond ETF, iShares iBonds Dec 2032 Term Muni Bond ETF, iShares iBonds Dec 2033 Term Muni Bond ETF, iShares iBonds Dec 2034 Term Muni Bond ETF, iShares iBonds Dec 2035 Term Muni Bond ETF, iShares iBonds Dec 2026 Term Treasury ETF, iShares iBonds Dec 2027 Term Treasury ETF, iShares iBonds Dec 2028 Term Treasury ETF, iShares iBonds Dec 2029 Term Treasury ETF, iShares iBonds Dec 2030 Term Treasury ETF, iShares iBonds Dec 2031 Term Treasury ETF, iShares iBonds Dec 2032 Term Treasury ETF, iShares iBonds Dec 2033 Term Treasury ETF, iShares iBonds Dec 2035 Term Treasury ETF, iShares iBonds Dec 2036 Term Treasury ETF, iShares iBonds Dec 2045 Term Treasury ETF, iShares iBonds Dec 2046 Term Treasury ETF, iShares iBonds Dec 2055 Term Treasury ETF, iShares iBonds Dec 2056 Term Treasury ETF, iShares iBonds Oct 2026 Term TIPS ETF, iShares iBonds Oct 2027 Term TIPS ETF, iShares iBonds Oct 2028 Term TIPS ETF, iShares iBonds Oct 2029 Term TIPS ETF, iShares iBonds Oct 2030 Term TIPS ETF, iShares iBonds Oct 2031 Term TIPS ETF, iShares iBonds Oct 2032 Term TIPS ETF, iShares iBonds Oct 2033 Term TIPS ETF, iShares iBonds Oct 2035 Term TIPS ETF, iShares iBonds Oct 2036 Term TIPS ETF, iShares TIPS Bond ETF, iShares U.S. Treasury Bond ETF and iShares Yield Optimized Bond ETF;
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;
4.

The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:
a)

designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
b)

designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;
c)

evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and
d)

disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and
5.

The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of trustees (or persons performing the equivalent functions):
a)

all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and
b)

any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.
Date: June 22, 2026
/s/ Trent Walker
Trent Walker
Treasurer and Chief Financial Officer (principal financial officer) of
iShares Trust